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     DIMAC HOLDINGS, INC.

                                WARRANT AGREEMENT

     This Warrant Agreement dated as of October 22, 1998 (this "Agreement") is entered into by and among DIMAC Holdings, Inc., a Delaware corporation ("DIMAC Holdings"), and the purchasers party hereto (each, a "Purchaser" and collectively, the "Purchasers"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement (as hereinafter defined).

     WHEREAS, pursuant to a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") by and among DIMAC Holdings, DIMAC Corporation, a Delaware corporation, and the Purchasers, DIMAC Holdings proposes to issue to the Purchasers certain Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 28,205 shares (subject to adjustment) of Common Stock (the "Common Stock"), $0.001 par value, of DIMAC Holdings (the shares of Common Stock and other securities issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

   Section 1. Warrant Certificates. DIMAC Holdings will issue and deliver a certificate or certificates evidencing the Warrants (the "Warrant Certificates") pursuant to the terms of the Securities Purchase Agreement. Such Warrant Certificates shall be substantially in the form set forth as Exhibit A attached hereto. Warrant Certificates shall be dated the date of issuance by DIMAC Holdings.

   Section 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of DIMAC Holdings by its Chairman of the Board, Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose DIMAC Holdings may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office. Each Warrant Certificate shall also be signed on behalf of DIMAC Holdings by a manual or facsimile signature of its Secretary or an Assistant Secretary.

   Section 3. Registration. DIMAC Holdings shall number and register the Warrant Certificates and the Warrant Shares in registers (the "Warrant Register" and the "Warrant Shares Register," respectively) as they are issued. DIMAC Holdings may deem and treat the registered holder(s) from time to time of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchasers shall designate.

   Section 4. Restrictions on Transfer; Registration of Transfers. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the transferring Holder will, if requested by DIMAC Holdings, deliver to DIMAC Holdings an opinion of counsel, reasonably satisfactory in form and substance to DIMAC Holdings, to the effect that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred without registration


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under the Securities Act; provided, however, that with respect to transfers by a
Holder to its Affiliate or Affiliates, no such opinion shall be required. A transfer made by a Holder which is a state-sponsored employee benefit plan to a successor trust or fiduciary pursuant to a statutory reconstitution shall be expressly permitted and no opinions of counsel shall be required in connection therewith. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation), each Warrant Certificate shall bear the legend included on the first page of Exhibit A, unless in the opinion of such counsel, such legend is no longer required by the Securities Act or by the Stockholders Agreement, as applicable.

   Subject to the conditions to transfer contained in the Stockholders Agreement, DIMAC Holdings shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by DIMAC Holdings upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to DIMAC Holdings, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by DIMAC Holdings. Any attempted transfer in violation of the Stockholders Agreement shall be null and void ab initio.

   Notwithstanding any contrary provision of Section 5 of the Securities Purchase Agreement, so long as any Warrants remain outstanding and so long as DIMAC Holdings shall not have registered any of its securities pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or filed a registration statement pursuant to the requirements of the Securities Act, upon written request, DIMAC Holdings will deliver to each Holder the financial statements, reports and compliance certificates specified by Sections 5.2 and
5.3 of the Securities Purchase Agreement, regardless of whether any Notes (as defined in the Securities Purchase Agreement) remain unpaid and outstanding.

   Section 5.  Warrants; Exercise of Warrants.

     (a) Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing on the date of issuance of the Warrants and until 5:00 p.m., New York time, on October 22, 2009 (the "Expiration Date"), to receive from DIMAC Holdings the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

     (b) In the event that Holders would have any obligation to sell their Warrant Shares under the terms of the Stockholders Agreement if they were holders of Common Stock, the Warrants shall be deemed exercised and the Holders shall sell their Warrant Shares as required by the terms of the Stockholders Agreement. If a Holder shall fail to comply with the terms of this Agreement or the Stockholders Agreement in connection with the surrender of Warrants or the sale of Warrant Shares as contemplated by the Stockholders Agreement such Holder shall receive only the consideration (without interest) which such Holder would have received had such Holder complied with such terms and the Warrants shall cease to have any other rights.


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     (c)   The price at which each Warrant shall be exercisable (the "Exercise
     Price") shall initially be $0.01 per share, subject to adjustment pursuant to the terms hereof.

     (d) A Warrant may be exercised upon surrender to DIMAC Holdings at its office designated for such purpose (as provided for in Section hereof) of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to DIMAC Holdings of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of DIMAC Holdings.

     (e) Subject to the provisions of Section hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, DIMAC Holdings shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section hereof. The certificate or certificates for such Warrant Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares. DIMAC Holdings shall register the Warrant Shares in the Warrant Shares Register, as provided in Section hereof, and shall from time to time register the transfer of any outstanding Warrant Shares in the Warrant Shares Register.

     (f) Subject to the subsection (b) of this Section , each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section hereof.

     (g) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by DIMAC Holdings. DIMAC Holdings shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

     (h) In addition to and without limiting the rights of the Holder under the terms hereof, at a Holder's option, a Warrant Certificate may be exercised by being exchanged in whole or in part at any time or from time to time prior to the Expiration Date for a number of shares of Common Stock having an aggregate Specified Value (as defined in subsection (g) of Section hereof) on the date of such exercise equal to the difference between (x) the Specified Value of the number of Warrant Shares in respect of which such Warrant Certificate is then exercised and (y) the aggregate Exercise Price for such shares in effect at such time. The following equation illustrates how many Warrant Shares would then be issued upon exercise pursuant to this subsection:

                       X = {(SV)(N) - (PSP)(N)} OVER {SV}


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     where:

          SV   =    Specified Value per Warrant Share at date of exercise.
          PSP  =    Per share Exercise Price at date of exercise.
          N    =    Number of Warrant Shares in respect of which the Warrant
                    Certificate is being exercised by exchange.
          X = Number of Warrant Shares issued upon exercise by exchange.

          Upon any such exercise, the number of Warrant Shares purchasable upon exercise of such Warrant Certificate shall be reduced by the number of Warrant Shares so exchanged and, if a balance of purchasable Warrant Shares remain after such exercise, DIMAC Holdings shall execute and deliver to the holder hereof a new Warrant for such balance of Warrant Shares.

          No payment of any cash or other consideration to DIMAC Holdings shall be required from the Holder of a Warrant in connection with any exercise of thereof by exchange pursuant to this subsection. Such exchange shall be effective upon the date of receipt by DIMAC Holdings of the original Warrant surrendered for cancellation and a written request from the Holder thereof that the exchange pursuant to this subsection be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of Warrant Shares issuable in such exchange shall be issued, and DIMAC Holdings shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the Specified Value of a Warrant Share on the date of the exchange.

   Section 6. Payment of Taxes. DIMAC Holdings will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. DIMAC Holdings shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by DIMAC Holdings, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to DIMAC Holdings the amount of any such tax, or it is established to the reasonable satisfaction of DIMAC Holdings that any such tax has been paid.

   Section 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to DIMAC Holdings, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to DIMAC Holdings to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, DIMAC Holdings shall issue a replacement Warrant Certificate. If required by DIMAC Holdings such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of DIMAC Holdings to protect DIMAC Holdings from any loss which it may suffer if a Warrant Certificate is replaced. If any Purchaser or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify DIMAC Holdings or, at the option of such Purchaser or other institutional Holder, an indemnity bond in the amount of the Specified Value of


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the Warrant Shares for which such Warrant Certificate was exercisable.

   Section 8. Reservation of Warrant Shares. DIMAC Holdings shall at all times reserve and keep available, free from preemptive rights (except as otherwise provided herein), out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants, but such shares of Common Stock shall be subject to the terms and conditions of the Stockholders Agreement.

   DIMAC Holdings or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of DIMAC Holdings' capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. DIMAC Holdings shall keep a copy of this Agreement on file with any such Transfer Agent. DIMAC Holdings will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. DIMAC Holdings will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section hereof.

   Before taking any action which would cause an adjustment pursuant to Section hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, DIMAC Holdings shall take any corporate action which may, in the opinion of its counsel, be necessary in order that DIMAC Holdings may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

   DIMAC Holdings covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights (except as may be granted by this Agreement) and free, subject to Section hereof, from all taxes, liens, charges and security interests with respect to the issue thereof, but such Warrant Shares shall be subject to the terms and conditions of the Stockholders Agreement.

   Section 9. Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section .

    (a)   Adjustment for Change in Capital Stock. If DIMAC Holdings:

          (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (ii) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

          (iii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

          (iv) makes a distribution on Common Stock in shares of its capital stock other


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          than Common Stock; or

          (v) issues by reclassification of its Common Stock any shares of its capital stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Common Stock);

     then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of DIMAC Holdings which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsection (b) or (c) of this Section , no further adjustment shall be made under this subsection (a).

          DIMAC Holdings shall not issue shares of Common Stock as a dividend or distribution on any class of capital stock other than Common Stock, unless the Holders also receive such dividend or distribution on a ratable basis or the appropriate adjustment to the Warrant Number is made under this Section .

     (b) Adjustment for Rights Issue. If DIMAC Holdings distributes (and receives no consideration therefor) any rights, options or warrants (whether or not immediately exercisable) to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Specified Value per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the following formula:

W'=~W `TIMES` {O `+` N} OVER {O `+ `{{N `TIMES` P} OVER M}}

where:

          W'   =    the adjusted Warrant Number.

          W    =    the Warrant Number immediately prior to the record date
                    for any such distribution.

          O    =    the number of shares of Common Stock outstanding on the
                    record date for any such distribution.

          N    =    the number of additional shares of Common Stock issuable
                    upon exercise of such rights, options or warrants.

          P    =    the exercise price per share of such rights, options or
                    warrants.

          M    =    the Specified Value per share of Common Stock on the record date for any such distribution.


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          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (c) Adjustment for Other Distributions. If DIMAC Holdings distributes to all holders of any class of its Common Stock (i) any evidences of indebtedness of DIMAC Holdings or any of its subsidiaries, (ii) any assets of DIMAC Holdings or any of its subsidiaries, or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of DIMAC Holdings, the Warrant Number shall be adjusted in accordance with the following formula:

W'=~W `TIMES` {M OVER {M`-`F}}

     where:

          W'   =    the adjusted Warrant Number.

          W    =    the Warrant Number immediately prior to the record date
                    mentioned below.

          M    =    the Specified Value per share of Common Stock on the record date mentioned below.

          F    =    the fair market value on the record date mentioned below of the shares, the indebtedness, assets, rights, options or warrants distributable to the holder of one share of Common
                    Stock.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

          This subsection does not apply to any transaction described in subsection (a) of this Section or to rights, options or warrants referred to in subsection (b) of this Section .

     (d) Adjustment for Common Stock Issue. If DIMAC Holdings issues shares of Common Stock for a consideration per share less than the Specified Value per share on the date DIMAC Holdings fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the following formula:


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W'=~W `TIMES` {A OVER {O `+ `{P OVER M}}}

     where:

          W'   =    the adjusted Warrant Number.

          W    =    the Warrant Number immediately prior to any such issuance.

          O    =    the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common
                    Stock.

          P    =    the aggregate consideration received for the issuance of
                    such additional shares of Common Stock.

          M    =    the Specified Value per share of Common Stock on the date of issuance of such additional shares.

          A    =    the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common
                    Stock.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This subsection (d) does not apply to any of the transactions described in subsection (a) of this Section or the issuances described below:

          (i) The issuance of Common Stock upon the conversion, exercise or exchange of any Convertible Securities (as defined below), including the Warrants, outstanding on the date hereof or for which an adjustment has been made pursuant to this Section ; or

          (ii) (A) The grant of rights to purchase shares of Common Stock representing, in the aggregate (taking into account all such grants since October 22, 1998), up to 5% of the outstanding shares of Common Stock, and the issuance of such shares of Common Stock upon exercise of such rights, to directors or members of management of DIMAC Holdings and its subsidiaries pursuant to management incentive plans, stock option and stock purchase plans or agreements adopted by the board of directors of DIMAC Holdings and (B) following the acquisition by DIMAC Holdings of any of the rights or shares referred to in clause
          (A) the reissuance of any such acquired rights and the issuance of shares of Common Stock upon exercise thereof.

     (e) Adjustment for Convertible Securities Issue. If DIMAC Holdings issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock ("Convertible Securities") (other than securities issued in transactions described in subsection (b) or (c) of this Section ) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Specified Value per share on the date of issuance of such securities, the Warrant Number shall be adjusted in accordance with the following formula:

W'=~W `TIMES` {O `+` D} OVER {O `+ `{P OVER M}} where:

          W'   =    the adjusted Warrant Number.

          W    =    the Warrant Number immediately prior to any such issuance.

          O    =    the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

          P    =    the sum of the aggregate consideration received for the
                    issuance of such securities and the aggregate minimum consideration receivable by DIMAC Holdings for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities.

          M    =    the Specified Value per share of Common Stock on the date
                    of issuance of such securities.

          D    =    the maximum number of shares of Common Stock deliverable
                    upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when the conversion, exchange or exercise rights of such securities have expired or been terminated, then the adjusted Warrant Number shall promptly be readjusted to the adjusted Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities. If the aggregate minimum consideration receivable by DIMAC Holdings for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities shall be increased by virtue of provisions therein contained or upon the arrival of a specified date or the happening of a specified event, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of such increased minimum consideration.

          This subsection (e) does not apply to the issuance of the Warrants or to any of the transactions described in paragraph (b) of this Section or excluded from the provisions of paragraph (d) of this Section .

     (f) Adjustment for Tender Offer. If DIMAC Holdings or any subsidiary of DIMAC Holdings consummates a tender offer for any Common Stock and purchases shares pursuant to such tender offer for an aggregate consideration having a fair market value (as determined reasonably and in good faith by the board of directors of DIMAC Holdings and described in a board resolution) as of the last time (the "Expiration Time") that tenders may be made pursuant to such tender offer (as it shall have been amended) that, together with (i) the aggregate of the cash plus the fair market value (as determined reasonably and in good faith by the board of directors of DIMAC Holdings and described in a board resolution) of the consideration paid in respect of any other tender offer by DIMAC Holdings or any subsidiaries of DIMAC Holdings for any Common Stock consummated within the 12 months preceding the Expiration Time and in respect of which no adjustment pursuant to this subsection (f) has been made previously and (ii) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within 12 months preceding the Expiration Time exceeds 5.0% of the product of the Specified Value per share immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, the Warrant Number shall be adjusted in accordance with the following formula:

W'=~W `TIMES` {M `TIMES` (O `-` N)} OVER {(M `TIMES`O)`-F}

     where:

          W'   =    the adjusted Warrant Number.

          W    =    the Warrant Number immediately prior to the Expiration Time.

          M     =   the Specified Value per share of Common Stock immediately
                    prior to the Expiration Time.

          O     =   the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time.

          F     =   the fair market value of the aggregate consideration paid
                    for all shares of Common Stock purchased pursuant to the tender offer.

          N    =    the number of shares of Common Stock accepted for payment
                    in such tender offer.

          If the number of shares accepted for payment in such tender offer or the aggregate consideration payable therefor have not been finally determined by the opening of business on the day following the Expiration Time, the adjustment required by this subsection (f) shall, pending such final determination, be made based upon the preliminary announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this subsection (f) shall be based upon the number of shares accepted for payment in such tender offer and the aggregate consideration payable therefor as so finally determined.

     (g) "Specified Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

          (i) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (1) the value of the Security determined in good faith by the board of directors of DIMAC Holdings and certified in a board resolution, based on the most recently completed arm's-length transaction between DIMAC Holdings and a person other than an Affiliate of DIMAC Holdings in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (2) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or (3) if neither clause (1) nor (2) is applicable, the value of the Security as mutually agreed by DIMAC Holdings and Holders of at least a majority of the Warrants outstanding; provided, however, that if DIMAC Holdings and such Holders are unable to mutually agree upon such value, DIMAC Holdings shall select an Independent Financial Expert who shall determine the value of such Security;

          (ii) if the Security is registered under the Exchange Act, the average of the daily market prices for each business day during the period commencing 10 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily market prices (as hereinafter defined) for all of the business days before such date for which daily market prices are available. If the market price is not determinable for at least 15 business days in such period, the Specified Value of the Security shall be determined as if the Security was not registered under the Exchange Act; or

          (iii) if the Security is registered under the Exchange Act and is being sold in a firm commitment underwritten public offering registered under the Securities Act, the public offering price of such Security set forth on the cover page of the prospectus relating to such offering.

          The "market price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day or (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by DIMAC Holdings. If there are no such prices on a business day, then the market price shall not be determinable for such business day.

          In the case of Common Stock, if more than one class of Common Stock is outstanding, the "Specified Value" shall be the highest of the Specified Values per share of such classes of Common Stock.

          "Independent Financial Expert" shall mean a nationally recognized investment banking firm selected by DIMAC Holdings (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in DIMAC Holdings or any of its Affiliates,
     (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of DIMAC Holdings, (iii) that has not been retained by DIMAC Holdings or any of its Affiliates for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the board of directors of DIMAC Holdings, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by DIMAC Holdings for opinions or services it provides as an Independent Financial Expert.

     (h) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section , the following shall apply:

               (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being made for any commissions, discounts or other expenses incurred by DIMAC Holdings for any underwriting of the issue or otherwise in connection therewith);

               (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the board of directors of DIMAC Holdings; and

               (3) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by DIMAC Holdings for the issuance of such securities plus the additional minimum consideration, if any, to be received by DIMAC Holdings upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

     (i) When De Minimis Adjustment May Be Deferred. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustment that is not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

          All calculations under this Section shall be made to the nearest 1/100th of a share.

     (j) Adjustment to Exercise Price. Upon each adjustment to the Warrant Number pursuant to this Section , the Exercise Price shall be adjusted so that it is equal to the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Number in effect immediately prior to such adjustment, and the denominator of which is the Warrant Number in effect immediately after such adjustment.

     (k) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for a distribution subject to subsection
     (a), (b) or (c) of this Section and such distribution is subsequently cancelled, the Warrant Number and Exercise Price then in effect shall be readjusted, effective as of the date when the board of directors of DIMAC Holdings determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

     (l) Notice of Adjustment. Whenever the Warrant Number or Exercise Price is adjusted,

     DIMAC Holdings shall provide the notices required by Section hereof.

     (m) Voluntary Reduction. DIMAC Holdings from time to time may reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 days and if the reduction is irrevocable during the period.

          Whenever the Exercise Price is reduced, DIMAC Holdings shall mail to the Holders a notice of the reduction. DIMAC Holdings shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction of the Exercise Price under this subsection (m) (other than a permanent reduction) does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c), (d), (e), or
     (f) of this Section .

     (n) Reorganizations. In case of any capital reorganization, other than in the cases referred to in subsections (a), (b), (c), (d), (e) or (f) of this Section , or the consolidation or merger of DIMAC Holdings with or into another corporation (other than a merger or consolidation in which DIMAC Holdings is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of DIMAC Holdings as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the board of directors of DIMAC Holdings, whose determination shall be described in a duly adopted resolution certified by DIMAC Holdings' Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

          DIMAC Holdings shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than DIMAC Holdings) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

     (o) Form of Warrants. Irrespective of any adjustments in the Exercise
     Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     (p) Other Dilutive Events. In case any event shall occur as to which the provisions of this Section are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such sections, then, in each such case, DIMAC Holdings shall make a good faith adjustment to the Exercise Price and Warrant Number into which each Warrant is exercisable in accordance with the intent of this Section and, upon the written request of the Holders of a majority of the Warrants, shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of DIMAC Holdings), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section , necessary to preserve, without dilution, the purchase rights represented by these Warrants. Upon receipt of such opinion, DIMAC Holdings shall promptly mail a copy thereof to the Holder of each Warrant and shall make the adjustments described therein.

     (q) Miscellaneous. For purpose of this Section the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of DIMAC Holdings as of the date of this Agreement, (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value and
     (iii) shares of Common Stock of DIMAC Holdings or options, warrants or rights to purchase Common Stock of DIMAC Holdings or securities convertible into or exchangeable for shares of Common Stock of DIMAC Holdings outstanding on the date hereof and shares of Common Stock of DIMAC Holdings issued upon exercise, conversion or exchange of such securities. In the event that at any time, as a result of an adjustment made pursuant to this Section , the Holders of Warrants shall become entitled to purchase any securities of DIMAC Holdings other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (p) of this Section , inclusive, and the provisions of Sections , , and hereof with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

   Section 10. Fractional Interests. DIMAC Holdings shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section , be issuable on the exercise of any Warrants (or specified portion thereof), DIMAC Holdings shall, pay an amount in cash equal to the fair market value of the Warrant Share so issuable (as determined in good faith by the board of directors of DIMAC Holdings), multiplied by such fraction.

   Section 11. Notices to Holders. Upon any adjustment pursuant to Section hereof, DIMAC Holdings shall promptly thereafter (i) cause to be filed with DIMAC Holdings a certificate of an officer of DIMAC Holdings setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section.

   In case:

     (a) DIMAC Holdings shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

     (b) DIMAC Holdings shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities;

     (c) of any consolidation or merger to which DIMAC Holdings is a party and for which approval of any stockholders of DIMAC Holdings is required, or of the conveyance or transfer of the properties and assets of DIMAC Holdings substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of DIMAC Holdings;

     (e) DIMAC Holdings proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section hereof; or

     (f) DIMAC Holdings proposes to take any action that would give rise to the Holders' preemptive rights as specified in the Stockholders Agreement or elsewhere.

then DIMAC Holdings shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 20 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of Section hereof, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as stockholder in respect of the meetings of stockholders or the election of members of the board of directors of DIMAC Holdings or any other matter, or any rights whatsoever as stockholders of DIMAC Holdings; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

   Section 12. Notices to DIMAC Holdings and Holders. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

     (a) if to Purchasers, TCW/Crescent Mezzanine, L.L.C., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, Telecopy No.: 310-235-5967,
     Attention: John C. Rocchio, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Telecopy number (213) 687-5600, Attention: Rodrigo A. Guerra, Jr., Esq.; and

     (b) if to DIMAC Holdings, 5775 Peachtree Dunwoody Road, Suite C150, Atlanta, GA 30342, Telecopy No. 404-705-9929, Attention: Chief Financial Officer, with a copy to McCown De Leeuw & Co., 65 E. 55th Street., New York, New York 10022, Telecopy No. (212) 355-6283, Attention: James L. Wu, with a copy to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Telecopy No. (212) 354-8113, Attention: Frank L. Schiff, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed (so long as a fax copy is sent and receipt acknowledged within two business days after mailing); when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

   Section 13. Certain Supplements and Amendments. DIMAC Holdings may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which DIMAC Holdings may deem necessary or desirable; provided that any such supplement or amendment shall not in any way adversely affect the interests of the Holders.

   Section 14. Successors. All the covenants and provisions of this Agreement by or for the benefit of DIMAC Holdings shall bind and inure to the benefit of its respective successors and assigns hereunder.

   Section 15. Termination. This Agreement shall terminate if all Warrants have been exercised pursuant to this Agreement.

   Section 16. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND ALL ISSUES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW); PROVIDED THAT DETERMINATIONS RELATING TO CORPORATE LAW SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, DIMAC HOLDINGS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT

SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. DIMAC HOLDINGS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DIMAC HOLDINGS IN ANY OTHER JURISDICTION.

   Section 17. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than DIMAC Holdings and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of DIMAC Holdings and the Holders.

   Section 18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

   Section 19. Amendments and Waivers. Subject to Section hereof, DIMAC Holdings agrees it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or any Warrant unless each Holder (irrespective of the amount of Warrants then owned by it) shall substantially concurrently be informed thereof by DIMAC Holdings and shall be afforded the opportunity of considering the same and shall be supplied by DIMAC Holdings with sufficient information (including any offer of remuneration) to enable it to make an informed decision with respect thereto which information shall be the same as that supplied to each other Holder. DIMAC Holdings will not directly or indirectly, pay or cause to be paid any remuneration whether by way of supplement or additional interest fee or otherwise, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions of this Agreement or any Warrant unless such remunerations is concurrently paid on the same terms, ratably to each Holder whether or not such Holder signs such waiver or consent, provided that the foregoing is not intended to preclude the adoption of any amendment or the giving of any waiver by the Holders of a majority of the Warrants to the extent permitted by the other provisions of this Section.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              DIMAC HOLDINGS, INC.

                              By:  /s/ Martin R. Lewis
                                   ----------------------------------
                              Name:    Martin R. Lewis

                              Title:   Chief Executive Officer
                                   ----------------------------------

Purchasers:


                              TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                              TCW/CRESCENT MEZZANINE TRUST
                              TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

                              By:  TCW/CRESCENT MEZZANINE, L.L.C.,
                                   its general partner or managing owner

                              By:  /s/ Jean-Marc Chapus
                                   ----------------------------------
                              Name:    Jean-Marc Chapus
                                   ----------------------------------
                              Title:   Managing Director
                                   ----------------------------------

                              By:  /s/ John C. Rocchio
                                   ----------------------------------
                              Name:    John C. Rocchio
                                   ----------------------------------
                              Title:   Managing Director
                                   ----------------------------------


Initial Bank Account and Wire Instructions:
-------------------------------------------

Bank of New York
700 South Flower Street
2nd Floor
Los Angeles, CA 90017

ABA: 021-000-018
BNF: IOC 565
BBI: A/C#355-744
Account Name: Mezzanine Master Wire Account
Attention: Yolanda Pena (213) 630-6437

Address for Notices:
--------------------

TCW/Crescent Mezzanine, LLC
11100 Santa Monica Boulevard
Suite 2000
Los Angeles, CA 90025
Attn: John C. Rocchio
Telecopy No.: (310) 235-596

                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW ADVISORS (BERMUDA), LIMITED,
                                       as General Partner

                              By:  /s/ Jean-Marc Chapus
                                   ----------------------------------
                              Name:    Jean-Marc Chapus

                              Title:   Managing Director



                              By:  TCW INVESTMENT MANAGEMENT COMPANY,
                                        as Investment Advisor


                              By:  /s/ John C. Rocchio
                                   ----------------------------------
                              Name:    John C. Rocchio

                              Title:  Managing Director



Initial Bank Account and Wire Instructions:
-------------------------------------------

Bank of New York


700 South Flower Street
2nd Floor
Los Angeles, CA 90017

ABA: 021-000-018
BNF: IOC 565
BBI: A/C#355-744
Account Name: Mezzanine Master Wire Account
Attention: Yolanda Pena (213) 630-6437

Address for Notices:
--------------------

TCW/Crescent Mezzanine, LLC
11100 Santa Monica Boulevard
Suite 2000
Los Angeles, CA 90025
Attn: John C. Rocchio
Telecopy No.: (310) 235-5967

                              TCW SHARED OPPORTUNITY FUND II, L.P.

                              By:  TCW INVESTMENT MANAGEMENT COMPANY,
                                        its investment advisor


                              By:  /s/ Jean-Marc Chapus
                                   ----------------------------------
                              Name: Jean-Marc Chapus
                                   ----------------------------------
                              Title: Managing Director
                                   ----------------------------------


                              By:  /s/ John C. Rocchio
                                   ----------------------------------
                              Name: John C. Rocchio
                                   ----------------------------------
                              Title: Managing Director
                                   ----------------------------------


Initial Bank Account and Wire Instructions:
-------------------------------------------

Bank of New York
700 South Flower Street
2nd Floor
Los Angeles, CA 90017

ABA: 021-000-018
BNF: IOC 565
BBI: A/C#355-744
Account Name: Mezzanine Master Wire Account
Attention: Yolanda Pena (213) 630-6437

Address for Notices:
--------------------

TCW/Crescent Mezzanine, LLC
11100 Santa Monica Boulevard
Suite 2000
Los Angeles, CA 90025
Attn: John C. Rocchio
Telecopy No.: (310) 235-5967

EXHIBIT A      [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 22, 1998, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IN COMPLIANCE WITH RULE 144 OR PURSUANT TO ANOTHER EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT, THE STOCKHOLDERS AGREEMENT (AS DEFINED BELOW) AND A SECURITIES PURCHASE AGREEMENT, EACH DATED AS OF OCTOBER 22, 1998, AMONG THE ISSUER OF SUCH SECURITIES ("DIMAC HOLDINGS"), THE PURCHASERS REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENTS AND DIMAC HOLDINGS RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY DIMAC HOLDINGS TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES AS SET FORTH IN DIMAC HOLDINGS' CERTIFICATE OF INCORPORATION. DIMAC HOLDINGS WILL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST.

No. _____         ______ Warrants

                               Warrant Certificate

                              DIMAC HOLDINGS, INC.

     This Warrant Certificate certifies that ___________________________, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Common Stock, $0.001 par value (the "Common Stock"), of DIMAC Holdings, Inc., a Delaware corporation ("DIMAC Holdings"). Each Warrant entitles the holder upon exercise to receive from DIMAC Holdings one fully paid and nonassessable share of Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") of $.01, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of DIMAC Holdings designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. Each Warrant is exercisable at any time prior to 5:00 p.m., New York time, on October 22, 2209.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of October 22, 1998 (the "Warrant Agreement"), duly executed and delivered by DIMAC Holdings, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of DIMAC Holdings and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to DIMAC Holdings. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement.

     The holder hereof may exercise the Warrants evidenced hereby under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, and, to the extent the Warrants are not being exchanged pursuant to the Warrant exchange provisions of Section 5 of the Warrant Agreement, together with payment of the Exercise Price in cash or by certified or bank check at the office of DIMAC Holdings designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by DIMAC Holdings to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

     The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

     The holder hereof will have certain registration rights and other rights and obligations with respect to the Warrant Shares as provided in the Amended and Restated Stockholders Agreement dated as of October 22, 1998 by and among DIMAC Holdings and the persons party thereto, as supplemented and modified pursuant to the letter dated October 22, 1998 from DIMAC Holdings, McCown De Leeuw & Co. IV, L.P. and McCown De Leeuw & Co. IV Associates, L.P. to the Purchasers (such Amended and Restated Stockholders Agreement as so supplemented and modified, being referred to herein as the "Stockholders Agreement"). Copies of the Stockholders Agreement may be obtained by the holder hereof upon written request to DIMAC Holdings.

     Warrant Certificates, when surrendered at the office of DIMAC Holdings by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of DIMAC Holdings a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     DIMAC Holdings may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and DIMAC Holdings shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of DIMAC Holdings.

     IN WITNESS WHEREOF, DIMAC Holdings has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary.

Dated:  October 22, 1998

                              DIMAC HOLDINGS, INC.

                              By:
                                   ----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                   ----------------------------------


                              By:
                                   ----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                   ----------------------------------

                          FORM OF ELECTION TO PURCHASE
                    (To Be Executed Upon Exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to:

     (Check Applicable Box)

     -    receive                shares of Common Stock and herewith tenders
                  --------------
          payment for such shares to the order of DIMAC Holdings, Inc. in the
          amount of $             in accordance with the terms hereof.
                     ------------

     -    exchange Warrants for shares of Common Stock and herewith tenders
          Warrants to purchase                 shares of Common Stock as payment
                               ---------------
          for such number of shares of Common Stock as determined in accordance with the Warrant exchange procedures of Section 5 of the Warrant Agreement.

     The undersigned requests that a certificate for such shares be registered
in the name of                                    , whose address is
               -----------------------------------
                                and that such shares be delivered to
-------------------------------
                            , whose address is
----------------------------

     If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of
                            , whose address is                                ,
----------------------------                   -------------------------------
and that such Warrant Certificate be delivered to                             ,
                                                  ----------------------------
whose address is



                         Signature(s):
                                        ------------------------

                         NOTE: The above signature(s) must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:
     --------------------

                               FORM OF ASSIGNMENT
           (To be signed only upon assignment of Warrant Certificate)

     FOR VALUE RECEIVED,                              hereby sells, assigns and
                         ----------------------------
transfers unto                              whose address is
               ----------------------------
                                  and whose social security number or other
---------------------------------
identifying number is                          , the within Warrant Certificate,
                      -------------------------
together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint
                            , attorney, to transfer said Warrant Certificate on
----------------------------
the books of the within-named corporation, with full power of substitution in the premises.

                         Signature(s):
                                        ------------------------

                         NOTE: The above signature(s) must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:
     --------------------